Exhibit 99.1

WEBER INC. LAUNCHES 1952 VENTURES LLC AND ANNOUNCES

SENIOR LEADERSHIP APPOINTMENTS AND PROMOTIONS

PALATINE, Ill., November 18, 2021 – Weber Inc. (“Weber” or “the Company”) today announced it has established 1952 Ventures LLC, a new subsidiary that will serve as an accelerator of new growth platforms and brand extensions for Weber in the areas of product, technologies, and partnerships. Troy Shay, Chief Commercial Officer of Weber Inc., has been appointed Chief Executive Officer of 1952 Ventures LLC and Chief Growth Officer of Weber. The Company also announced five additional senior leadership appointments and promotions in its Global Operations and Americas and European Operating Segments.

Troy Shay, Chief Executive Officer, 1952 Ventures LLC and Chief Growth Officer of Weber Inc.

Since joining Weber in 2018, Mr. Shay has led the Company’s Americas business in the U.S., Canada, and Latin America. He has been instrumental in managing several strategic Weber commercial initiatives, resulting in exceptional company growth. In his new position, effective December 1, 2021, Mr. Shay will focus on future business development initiatives for Weber and is responsible for identifying and developing new platforms that expand the Company’s product and brand portfolios globally.

Beau Warren Promoted to President Weber Americas

Effective December 1, 2021, Beau Warren will serve as President Weber Americas, succeeding Mr. Shay. Mr. Warren, who joined Weber in 2019 from Fortune Brands, currently serves as Senior Vice President and General Manager of Weber’s U.S. business, which has shown substantial revenue expansion under his leadership.

Michael Jacobs Appointed Chief Operating Officer of Weber Inc.

Michael Jacobs, Chief Supply Chain Officer, has been appointed to the role of Chief Operating Officer. Mr. Jacobs joined Weber in 2014 and most recently served as Chief Supply Chain Officer, leading the Company’s multi-continent manufacturing footprint and global supply chain. In his new position, Mr. Jacobs will oversee end-to-end operations for Weber, from its innovation engine to manufacturing and its customer-facing supply chain.

Jennifer Bonuso Promoted to Senior Vice President and General Manager, Global Product of Weber Inc.

Jennifer Bonuso will serve as Senior Vice President and General Manager, Global Product. Since joining Weber in 2019 from Honeywell and Whirlpool, Ms. Bonuso has led the creation and management of an industry-leading new product pipeline.

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Hans-Jurgen Herr Appointed President Emeritus and EVP Growth Projects, Weber EMEA

Effective December 1, 2021, Hans-Jürgen Herr, currently President of Weber EMEA, will transition to President Emeritus and EVP Growth Projects as part of a planned multi-year succession process. An 18-year veteran of Weber, Mr. Herr has served as President of Weber EMEA for nine years. Through his tenure as President, he has nearly tripled Weber’s business across the region. In his new role, Mr. Herr will lead several growth projects for the Company and serve in an advisory capacity for Weber’s large and growing EMEA business.

Steffen Hahn, Ph.D., Appointed In-Coming President of Weber EMEA

Dr. Steffen Hahn, currently Senior Vice President Commercial of Weber EMEA, will succeed Mr. Herr as President of Weber EMEA, effective December 1, 2021. Dr. Hahn joined Weber in early 2020 as part of a planned succession strategy. Since joining the Company, he has significantly contributed to accelerating Weber’s growth in EMEA. Before Weber, Dr. Hahn worked across a range of successful consumer business engagements at McKinsey & Company and Procter & Gamble.

“The start of 1952 Ventures along with the appointments and promotions of several senior leaders position us for continued growth and market leadership,” said Chris Scherzinger, Chief Executive Officer of Weber. “I believe a company’s success reflects the talents of its team, and we have the best global team in the business. We’ll leverage the market-leading strength of our people, our iconic brand, and our worldwide reach to drive new growth platforms and innovative ventures with world-class execution.”

“I want to thank Troy, Beau, Mike, Jennifer, Hans, and Steffen for their leadership and commitment to our Weber team members around the world and our loyal consumers and fans. I am delighted each of them will continue to work closely with me to execute our strategic plan and take our cherished brand to new heights,” added Mr. Scherzinger.

ABOUT WEBER INC.

Weber Inc., headquartered in Palatine, Ill., is the world’s leading barbecue brand. The Company’s founder George Stephen, Sr., established the outdoor cooking category when he invented the original charcoal grill nearly 70 years ago. Weber offers a comprehensive, innovative product portfolio, including charcoal, gas, pellet and electric grills, smokers, and accessories designed to help outdoor cooking enthusiasts discover what’s possible. Earlier this year, the Company acquired June Life Inc., a smart appliance and technology company, to accelerate the development of its Weber Connect® technology and digital products. Weber offers its barbecue grills and accessories, services, and experiences to a passionate community of millions across 78 countries.

Weber Connect® is a registered trademark of Weber-Stephen Products LLC.

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FORWARD-LOOKING STATEMENTS

This press release contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Weber’s expectations or beliefs concerning future events. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed in the section titled “Risk Factors” in our Registration Statement (Registration No. 333-257824) on Form S-1. Our future results could be affected by a variety of other factors, including uncertainty of the magnitude, duration, geographic reach, impact on the global economy and current and potential travel restrictions of the COVID-19 outbreak, the current, and uncertain future, impact of the COVID-19 outbreak on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), and cash flows and liquidity, risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects, the ability to realize the anticipated benefits and synergies from business acquisitions in the amounts and at the times expected, the impact of competitive conditions, the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles, the success of productivity improvements and business transitions, commodity and energy prices, transportation costs, labor costs, disruptions or inefficiencies in supply chain, the availability of and interest rates on short-term and long-term financing, the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs, changes in consumer behavior and preferences, the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability, legal and regulatory factors including the impact of any product recalls; and business disruption or other losses from war, pandemic, terrorist acts or political unrest.

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INVESTOR RELATIONS CONTACT:

investors@weber.com

Brian Eichenlaub

MEDIA CONTACT:

media@weber.com

Kristina Peterson-Lohman